UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 29, 2020

HEALTHCARE MERGER CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39160	83-1905538
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

623 Fifth Avenue, 14th Floor

New York, New York 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (646) 975-6581

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	HCCOU	The Nasdaq Stock Market LLC
Class A Common Stock, par value of $0.0001 per share	HCCO	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	HCCOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01       Entry Into A Material Definitive Agreement.

On July 29, 2020, Healthcare Merger Corp., a Delaware corporation (“Parent”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Parent, Sabre Merger Sub I, Inc., a Delaware corporation (“First Merger Sub”), Sabre Merger Sub II, LLC, a Delaware limited liability company (“Second Merger Sub”), and Specialists on Call, Inc., a Delaware corporation (the “Company”), by which: (a) First Merger Sub will merge with and into the Company (the “First Merger”), with the Company being the surviving corporation of the First Merger (such company, in its capacity as the surviving corporation of the First Merger, the “Surviving Corporation”) and (b) immediately following the First Merger and as part of the same overall transaction as the First Merger, the Surviving Corporation will merge with and into Second Merger Sub (the “Second Merger” and, together with the First Merger, the “Mergers”), with Second Merger Sub being the surviving company of the Second Merger. The transactions set forth in the Merger Agreement, including the Mergers, will constitute a “Business Combination” as contemplated by Parent’s Amended & Restated Certificate of Incorporation.

The Merger Agreement and the transactions contemplated thereby were unanimously approved by the Board of Directors of Parent (the “Board”) on July 28, 2020.

The Merger Agreement

Merger Consideration

Pursuant to the Merger Agreement, the aggregate merger consideration payable to the stockholders of the Company will be paid in a combination of stock and cash consideration equal to $650,000,000, minus the Company’s net indebtedness as of the closing (including estimated tax liabilities in excess of $1,000,000) after deducting any cash and cash equivalents of the Company at the closing (the “Merger Consideration”). The cash consideration will be an amount equal to (a) Parent’s cash and cash equivalents as of the closing (including proceeds in connection with the Private Placement (as defined below) and the funds in Parent’s trust account), plus (b) the Company’s cash and cash equivalents as of the closing, minus (c) the amount of cash required to satisfy Parent stockholder redemptions, minus (d) Parent’s and the Company’s transaction costs, minus (e) the Company’s indebtedness as of the closing, minus (f) $45,000,000. The remainder of the Merger Consideration will be paid in a number of shares of newly-issued Parent Class A common stock valued at the redemption amount payable to Parent’s public stockholders that elect to redeem their shares of Parent Class A common stock in connection with the closing.  In addition, Parent will pay off, or cause to be paid off, on behalf of the Company and in connection with the closing, the Company’s outstanding indebtedness for borrowed money.

In connection with the Mergers, each share of the Company’s capital stock (subject to limited exceptions) will be cancelled and automatically deemed for all purposes to represent the right to receive a portion of the Merger Consideration in accordance with the Company’s organizational documents.

Each vested option of the Company (“Company Option”) will be cancelled and converted into the right to receive a portion of the Merger Consideration in accordance with the terms thereof, net of the exercise price of such vested Company Option, in each case, without interest. If the exercise price payable in respect of a share of Company common stock under a vested Company Option exceeds the applicable portion of the Merger Consideration payable in respect of such share of Company common stock, such vested Company Option shall be cancelled for no consideration. Each unvested Company Option will be converted into an option to purchase shares of Parent Class A common stock (and shall be equitably adjusted for the terms of the transactions) and will continue to be governed by substantially the same terms and conditions (including vesting and exercisability terms) as were applicable to the corresponding former Company Option.

Each warrant to purchase shares of capital stock of the Company (“Company Warrants”) will be cancelled in exchange for the right to receive a portion of the Merger Consideration, in accordance with the terms thereof, net of the exercise price of such Company Warrant, in each case, without interest. If the exercise price payable in respect of a share of Company common stock under a Company Warrant exceeds the applicable portion of the Merger Consideration payable in respect of such share of Company common stock, such Company Warrant shall be automatically terminated for no consideration.

Representations, Warranties and Covenants

The parties to the Merger Agreement have made representations, warranties and covenants that are customary for transactions of this nature. The representations and warranties contained in the Merger Agreement will not survive the closing of the transaction, other than in the event of actual fraud.

The Merger Agreement contains additional covenants of the parties, including, among others, covenants providing for (a) the parties to conduct their respective businesses in the ordinary course through the consummation of the Mergers, (b) Parent and the Company (x) being prohibited from soliciting or negotiating with third parties regarding alternative transactions and agreeing to certain related restrictions and (y) to cease discussions regarding alternative transactions, (c) Parent and the Company to jointly prepare (and for Parent to file with the Securities and Exchange Commission (the “SEC”)) a registration statement on Form S-4 (the “Registration Statement”) for the purpose of registering under the Securities Act the shares of Parent Class A common stock to be issued to the Company’s stockholders in connection with the Mergers (which Registration Statement will contain a joint proxy statement/consent solicitation statement/prospectus for the purpose of (i) soliciting proxies from Parent’s stockholders to vote in favor of adoption and approval of the Merger Agreement, the transactions contemplated thereby and certain other matters at a special meeting called therefor and (ii) soliciting written consents from the Company’s stockholders in favor of the adoption and approval of the Merger Agreement and the transactions contemplated thereby), (d) the protection of, and access to, confidential information of the parties and (e) the parties to cooperate in obtaining necessary approvals from governmental agencies.

Conditions to Consummation of the Mergers

The consummation of the transactions contemplated by the Merger Agreement is subject to customary closing conditions for special purpose acquisition companies, including, among others: (a) approval by Parent’s stockholders and the Company’s stockholders, (b) Parent having at least $5,000,001 of net tangible assets as of the effective time of the consummation of the Mergers, (c) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (d) the listing of the shares of Parent Class A common stock to be issued in connection with the closing of the transactions contemplated by the Merger Agreement on the Nasdaq Stock Markets (“Nasdaq”) and the effectiveness of the Registration Statement, and (e) Parent having at least $250,000,000 in available cash (including proceeds in connection with the Private Placement and the funds in Parent’s trust account) immediately prior to the effective time of the consummation of the Mergers (after taking into account (x) payments required to satisfy Parent’s stockholder redemptions and (y) Parent’s transaction costs).

Termination

The Merger Agreement may be terminated under certain customary and limited circumstances prior to the consummation of the Mergers, including (a) by mutual written consent of the parties, (b) by either Parent or the Company, if the consummation of the Mergers has not occurred on or prior to January 29, 2021 (the “Outside Date”), (c) by either Parent or the Company upon a breach by the other party if such breach gives rise to a failure of a closing condition and cannot or has not been cured within the earlier of 30 days’ notice by the non-breaching party and the Outside Date, (d) by either Parent or the Company if Parent’s stockholder approval is not obtained, (e) by Parent if (i) the Written Consent Party (as defined below) did not enter into the Support Agreement (as defined below) within twenty-four (24) hours of the date of the Merger Agreement, or (ii) the Written Consent Party fails to deliver a written consent constituting the requisite Company stockholder approval within three (3) business days of the Registration Statement becoming effective or (f) by either Parent or the Company if a governmental entity has issued a final and nonappealable order or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by the Merger Agreement, including the Mergers.

The foregoing description of the Merger Agreement and the transactions contemplated thereby, including the Mergers, does not purport to be complete and is qualified in its entirety by the terms and conditions of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties to the Merger Agreement and are subject to important qualifications and limitations agreed to by the contracting parties in connection with negotiating the Merger Agreement. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about Parent or any other party to the Merger Agreement. In particular, the representations, warranties, covenants and agreements contained in the Merger Agreement, which were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the respective parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the respective parties to the Merger Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to Parent’s investors and security holders. Except as expressly stated therein, Parent’s and the Company’s investors and security holders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Parent’s public disclosures.

Private Placement Subscription Agreements

On July 29, 2020, Parent entered into Subscription Agreements with certain investors (the “Subscription Agreements”) pursuant to which the investors have agreed to purchase an aggregate of 16,500,000 shares of Parent Class A common stock in a private placement for $10.00 per share (the “Private Placement”). The proceeds from the Private Placement will be used to partially fund the cash consideration to be paid to the stockholders of the Company at the closing of the transactions contemplated by the Merger Agreement and for general working capital purposes following the closing.

Each Subscription Agreement will terminate upon the earlier to occur of (a) the termination of the Merger Agreement in accordance with its terms, (b) the mutual written agreement of the parties to such Subscription Agreement and (c) February 5, 2021. As of the date hereof, the shares of Parent Class A common stock to be issued in connection with the Subscription Agreements have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). Parent will, within 30 days after the consummation of the transactions contemplated by the Merger Agreement, file with the SEC a registration statement registering the resale of such shares of Parent Class A common stock and will use its commercially reasonable efforts to have such registration statement declared effective as soon as practicable after the filing thereof. A copy of the Subscription Agreement, in substantially the same form as entered into with such investors, is attached hereto as Exhibit 10.1, and is incorporated herein by reference, and the foregoing description of the Private Placement is qualified in its entirety by reference thereto.

Support Agreement

Concurrently with the execution of the Merger Agreement, Parent and SOC Holdings LLC (the “Written Consent Party”), which holds (a) at least a majority of the outstanding voting power of the Company’s common stock and preferred stock (voting as a single class and on an as-converted basis) and (b) at least a majority of the shares of the Company’s Series H Preferred Stock, entered into a Support Agreement (the “Support Agreement”), pursuant to which, among other things, the Written Consent Party agreed to support the transactions contemplated by the Merger Agreement, including agreeing to execute a written consent constituting the requisite Company stockholder approval within three (3) days of the Registration Statement becoming effective. The Support Agreement will terminate upon the earlier to occur of: (i) the effective time of the Mergers, (ii) the date of the termination of the Merger Agreement in accordance with its terms, and (iii) the effective date of a written agreement of Parent and the Written Consent Party terminating the Support Agreement. The Support Agreement is attached as Exhibit 10.2 hereto and is incorporated herein by reference, and the foregoing description of the Support Agreement is qualified in its entirety by reference thereto.

Sponsor Agreement

Concurrently with the execution of the Merger Agreement, HCMC Sponsor LLC (“Sponsor”) and Parent entered into a letter agreement (the “Sponsor Agreement”), pursuant to which, among other things, Sponsor agreed to (a) waive certain anti-dilution rights set forth in Section 4.3(b)(ii) of Parent’s Charter that may result from the transactions contemplated by the Merger Agreement, (b) surrender to Parent, immediately prior to the consummation of the Mergers and for no consideration, up to 1,875,000 shares of Parent’s Class B common stock, par value $0.0001 per share, determined based on a sliding scale of Parent’s available cash at the closing of the transactions between $250,000,000 and $285,000,000, (c) subject to potential forfeiture 1,875,000 shares of Parent Class A common stock in accordance with the terms of the Merger Agreement, such that such shares will be forfeited if certain post-closing share price targets are not satisfied prior to the seventh (7th) anniversary of the closing and (d) support the transactions contemplated by the Merger Agreement, including agreeing to vote in favor of the adoption of the Merger Agreement at the Special Meeting (as defined below). The Sponsor Agreement is attached as Exhibit 10.3 hereto and is incorporated herein by reference, and the foregoing description of the Sponsor Agreement is qualified in its entirety by reference thereto.

Amended and Restated Registration Rights Agreement

At the consummation of the Mergers, Parent, Sponsor and the Written Consent Party will enter into an Amended and Restated Registration Rights Agreement (the “Amended and Restated Registration Rights Agreement”) in respect of the shares of Parent Class A common stock issued to Sponsor and the Written Consent Party in connection with the transactions set forth above. Pursuant to such agreement, such holders and their permitted transferees will be entitled to certain customary registration rights, including, among other things, demand, shelf and piggy-back rights, subject to cut-back provisions. Pursuant to the Amended and Restated Registration Rights Agreement, Sponsor will agree not to sell, transfer, pledge or otherwise dispose of shares of Parent Class A common stock or other securities exercisable therefor for certain time periods specified therein.

Investor Rights Agreement

At the consummation of the Mergers, Parent and the Written Consent Party will enter into an Investor Rights Agreement (the “Investor Rights Agreement”), pursuant to which, (a) for so long as the Written Consent Party holds at least fifty percent (50%) of the outstanding shares of Parent Class A common stock, it will have the right to designate up to five (5) directors for election to the Board, and the size of the Board will be set at nine (9) directors, (b) for so long as the Written Consent Party holds at least thirty-five percent (35%) but less than fifty percent (50%) of the outstanding shares of Parent Class A common stock, it will have the right to designate up to three (3) directors for election to the Board, and the size of the Board will be set at nine (9) directors, (c) for so long as the Written Consent Party holds at least fifteen percent (15%) but less than thirty-five percent (35%) of the outstanding shares of Parent Class A common stock, it will have the right to designate up to two (2) directors for election to the Board, and the size of the Board will be set at seven (7) directors and (d) for so long as the Written Consent Party holds at least five percent (5%) but less than fifteen percent (15%) of the outstanding shares of Parent Class A common stock, it will have the right to designate one (1) director for election to the Board, and the size of the Board will be set at seven (7) directors. Pursuant to the Investor Rights Agreement, Parent will take all necessary and desirable actions within its control such that, as of the effective time of the consummation of the Mergers and from time to time, the size of the Board will be set at either seven (7) directors or nine (9) directors (in accordance with the terms above), unless the Board takes authorized action to increase the size of the Board and the Written Consent Party approves such action.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above under the heading “Private Placement Subscription Agreements” in Item 1.01 of this Current Report on Form 8-K (this “Current Report”) is incorporated by reference into this Item 3.02.  The shares of Parent Class A common stock to be issued in the Private Placement in connection with the closing will not be registered under the Securities Act, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01 Regulation FD Disclosure.

On July 29, 2020, Parent and the Company issued a joint press release announcing the execution of the Merger Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. Notwithstanding the foregoing, information contained on the websites of Parent, the Company or any of their affiliates referenced in Exhibit 99.1 or linked therein or otherwise connected thereto does not constitute part of nor is it incorporated by reference into this Current Report.

Attached as Exhibit 99.2 and incorporated by reference herein is the investor presentation dated July, 2020 that will be used by Parent with respect to the transactions contemplated by the Merger Agreement.

Attached as Exhibit 99.3 and incorporated by reference herein is an investor presentation that will be used by Parent during a webcast for investors and analysts on July 29, 2020. Details for accessing the webcast can be found in the press release attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Parent under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any of the information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2.

Company Risk Factors

The Company and Parent caution you that the Company’s business is subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company and Parent, including the following: the Company operates in a competitive industry; the level of demand for and market utilization of its solutions are subject to a high degree of uncertainty; the Company has a history of losses, and anticipates that it will continue to incur losses in the future; the Company may never achieve or sustain profitability; the Company’s business, financial condition and results of operations may be adversely affected by the COVID-19 pandemic or other similar epidemics or adverse public health developments, including government responses to such events; developments affecting spending by the healthcare industry could adversely affect the Company’s business; the Company’s success depends on existing customers’ continuing or renewing their contracts; the Company’s telemedicine business and growth strategy depends on its ability to maintain and expand a network of qualified physicians and other provider specialists; the Company’s telemedicine business is dependent on its relationships with affiliated professional entities, which it does not own, to provide physician services, and its business would be adversely affected if those relationships were disrupted; the Company depends upon third-party providers for certain technologies and equipment, and the loss of any of these providers, or their inability to meet the Company’s needs could adversely affect its business; the Company’s business could be harmed if it is unable to develop and release new solutions, or successful enhancements, new features and modifications to its existing solutions or if its solutions fail to operate as expected, including as a result of internet service interruptions; the Company may become subject to claims for medical liability, misuse and disclosure of personally identifiable information and data breaches; and government regulation of healthcare creates risks and challenges with respect to our compliance efforts and the Company’s business strategies.

The Company and Parent urge you to carefully consider these and other risks, including as set forth below under “Forward-Looking Statements”, that are inherent in an investment in Parent in connection with the business combination or the Company. If we cannot address any of the these risks and uncertainties effectively, or any other risks and difficulties that may arise in the future, the Company’s business, financial condition or results of operations could be materially and adversely affected. The foregoing risks are not the only ones faced by the Company. Additional risks that the Company or Parent currently do not know about or that they currently believe to be immaterial could also have a material adverse effect on the Company’s business, financial condition or results of operations. Investors are encouraged to review the investor presentations attached to this Current Report.

Forward-Looking Statements

This Current Report may contain a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning Parent’s or the Company’s possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment, potential growth opportunities and the effects of regulation, including whether this transaction will generate returns for stockholders. These forward-looking statements are based on Parent’s or the Company’s management’s current expectations, estimates, projections and beliefs, as well as a number of assumptions concerning future events. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Parent’s or the Company’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (a) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement and the proposed transactions contemplated thereby, (b) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of Parent or other conditions to closing in the Merger Agreement, (c) the ability to meet Nasdaq’s listing standards following the consummation of the transactions contemplated by the Merger Agreement, (d) the inability to complete the Private Placement, (e) the risk that the proposed transactions disrupt current plans and operations of the Company or its subsidiaries as a result of the announcement and consummation of the transactions described herein, (f) the ability to recognize the anticipated benefits of the proposed transactions, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with healthcare organizations and network of qualified physicians and other provider specialists and retain its management and key employees, (g) costs related to the proposed transactions, (h) changes in applicable laws or regulations, (i) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors and (j) other risks and uncertainties indicated in the preliminary or definitive joint proxy statement/consent solicitation statement/prospectus that forms a part of the Registration Statement, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by Parent. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.

Forward-looking statements included in this Current Report speak only as of the date of this Current Report. Except as required by law, neither Parent nor the Company undertakes any obligation to update or revise its forward-looking statements to reflect events or circumstances after the date of this release. Additional risks and uncertainties are identified and discussed in Parent’s reports filed with the SEC and available at the SEC’s website at www.sec.gov.

Disclaimer

This Current Report is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed transactions or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE PROPOSED TRANSACTIONS OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Additional Information About the Transactions

Parent intends to file the Registration Statement with the SEC, which will contain a joint proxy statement/consent solicitation statement/prospectus, in connection with the proposed transactions contemplated by the Merger Agreement and will mail the definitive joint proxy statement/consent solicitation statement/prospectus and other relevant documents to its stockholders. The Registration Statement will contain important information about the proposed transactions contemplated by the Merger Agreement and the other matters to be voted upon at a meeting of stockholders to be held to approve the proposed transactions contemplated by the Merger Agreement and other matters (the “Special Meeting”) and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. Parent stockholders and other interested persons are advised to read, when available, the preliminary joint proxy statement/consent solicitation statement/prospectus that forms a part of the Registration Statement, the amendments thereto, and the effective Registration Statement and definitive joint proxy statement/consent solicitation statement/prospectus in connection with Parent’s solicitation of proxies for the Special Meeting because those documents will contain important information about the proposed transactions. When available, the definitive joint proxy statement/consent solicitation statement/prospectus will be mailed to Parent stockholders as of a record date to be established for voting on the proposed transactions contemplated by the Merger Agreement and the other matters to be voted upon at the Special Meeting. Parent stockholders will also be able to obtain copies of the Registration Statement, the joint proxy statement/consent solicitation statement/prospectus, and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transactions contemplated by the Merger Agreement, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Healthcare Merger Corp., 623 Fifth Avenue, New York, NY 10022, attention: Dennis Conroy (email: Conroy@mtspartners.com).

Participants in the Solicitation

Parent, the Company and certain of their respective directors, executive officers and other members of management and employees may be deemed participants in the solicitation of proxies of Parent stockholders in connection with the proposed transactions. Parent stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of Parent in Parent’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 25, 2020. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Parent stockholders in connection with the proposed transactions contemplated by the Merger Agreement and other matters to be voted upon at the Special Meeting will be set forth in the Registration Statement for the proposed transactions when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transactions will be included in the Registration Statement that Parent intends to file with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d)	List of Exhibits.

The Exhibit Index is incorporated by reference herein.

Exhibit Index

Exhibit No.	Description

2.1*	Merger Agreement, dated as of July 29, 2020, by and among Healthcare Merger Corp., Sabre Merger Sub I, Inc., Sabre Merger Sub II, LLC, and Specialists on Call, Inc.

10.1	Form of Subscription Agreement.

10.2	Support Agreement, dated as of July 29, 2020, by and among Healthcare Merger Corp. and SOC Holdings LLC.

10.3	Sponsor Agreement, dated as of July 29, 2020, by and among Healthcare Merger Corp. and HCMC Sponsor LLC.

99.1	Joint Press Release, dated as of July 29, 2020.

99.2	Investor Presentation.

99.3	Investor Call Presentation.

*	The schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). Parent agrees to furnish supplementally a copy of any omitted schedule to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthcare Merger Corp.

Date: July 29, 2020	By:	/s/ Dennis Conroy
	Name:	Dennis Conroy
	Title:	Chief Financial Officer